SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) – August 17, 2006

HSBC PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST (USA) I
(Exact name of registrant as specified in its charter)
HSBC FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer’s charter)

DELAWARE (State or other jurisdiction of Incorporation of Servicer)	333-58400-01 (Commission File Number)	36-4423162 (IRS Employer Identification No.)

2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)		60070 (zip Code)
(847) 564-5000
(Servicer’s telephone number, including area code)

Household Private Label Credit Card Master Note Trust I
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 11, 2006, pursuant to that certain Amended and Restated Master Indenture, dated as of August 11, 2006, between Wilmington Trust Company (“Wilmington Trust”), not in its individual capacity but solely as owner trustee on behalf of the HSBC Private Label Credit Card Master Note Trust (USA) I (the “Trust”) and U.S. Bank National Association (the “Bank”), the parties thereto amended the Master Indenture, dated as of June 12, 2001, between the Trust and the Bank.
Further, on August 11, 2006, pursuant to that certain Amended and Restated Transfer and Servicing Agreement, dated as of August 11, 2006, among HSBC Funding (USA) Inc. V (“HSBC Funding”), HSBC Finance Corporation (“HSBC Finance”) and the Trust, the parties thereto amended the Transfer and Servicing Agreement, dated as of June 12, 2001, among HSBC Funding, HSBC Finance and the Trust.
Further, on August 11, 2006, pursuant to that certain Amended and Restated Receivables Purchase Agreement, dated as of August 11, 2006, between HSBC Private Label Acquisition Corporation (USA) (“HPLAC”) and HSBC Funding, the parties thereto amended the Receivables Purchase Agreement, dated as of June 12, 2001, between HPLAC and HSBC.
Further, on August 11, 2006, pursuant to that certain Amended and Restated Trust Agreement, dated as of August 11, 2006, between HSBC Funding and Wilmington Trust, the parties thereto amended the Trust Agreement, dated as of June 12, 2001, between HSBC Funding and Wilmington Trust.
Further, on August 11, 2006, pursuant to that certain Amendment No. 1 to Series 2002-1 Indenture Supplement, dated as of August 11, 2006, between the Trust and the Bank, the parties thereto amended the Series 2002-1 Indenture Supplement, dated as of March 28, 2002, by and between such parties.
Further, on August 11, 2006, pursuant to that certain Amendment No. 1 to Series 2002-2 Indenture Supplement, dated as of August 11, 2006, between the Trust and the Bank, the parties thereto amended the Series 2002-2 Indenture Supplement, dated as of March 28, 2002, by and between such parties.
Item 8.01 OTHER EVENTS
In connection with the aforementioned amendments, “Household Private Label Credit Card Master Note Trust I” changed its name to “HSBC Private Label Credit Card Master Note Trust (USA) I” pursuant to the Amended and Restated Trust Agreement, dated as of August 11, 2006, attached hereto as Exhibit 10.4.
Further, in connection with the aforementioned amendments, “Household Corporation” changed its name to “HSBC Private Label Corporation”.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)  Exhibits.

Exhibit
Number	Exhibit

10.1	Amended and Restated Master Indenture, dated as of August 11, 2006, between the Trust and the Bank.

10.2	Amended and Restated Transfer and Servicing Agreement, dated as of August 11, 2006, among HSBC Funding, HSBC Finance and the Trust.

10.3	Amended and Restated Receivables Purchase Agreement, dated as of August 11, 2006, between HPLAC and HSBC Funding.

10.4	Amended and Restated Trust Agreement, dated as of August 11, 2006, between HSBC Funding and Wilmington Trust.

10.5	Amendment No. 1 to Series 2002-1 Indenture Supplement, dated as of August 11, 2006, between the Trust and the Bank.

10.6	Amendment No. 1 to Series 2002-2 Indenture Supplement, dated as of August 11, 2006, between the Trust and the Bank

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION,
as Servicer of and on behalf of the
HSBC PRIVATE LABEL CREDIT
CARD MASTER NOTE TRUST (USA) I
(Registrant)

	By:	/s/ William H. Kesler
Name: William H. Kesler
Title: Senior Vice President – Treasurer

Dated: August 17, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Amended and Restated Master Indenture, dated as of August 11, 2006, between the Trust and the Bank.

10.2	Amended and Restated Transfer and Servicing Agreement, dated as of August 11, 2006, among HSBC Funding, HSBC Finance and the Trust.

10.3	Amended and Restated Receivables Purchase Agreement, dated as of August 11, 2006, between HPLAC and HSBC Funding.

10.4	Amended and Restated Trust Agreement, dated as of August 11, 2006, between HSBC Funding and Wilmington Trust.

10.5	Amendment No. 1 to Series 2002-1 Indenture Supplement, dated as of August 11, 2006, between the Trust and the Bank.

10.6	Amendment No. 1 to Series 2002-2 Indenture Supplement, dated as of August 11, 2006, between the Trust and the Bank